Exhibit 99.1

Consent to Being Named as an Independent Director Nominee

In connection with the filing by MEDIAON GROUP INC. (the “Company”) of the Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement and any and all amendments and supplements thereto. I further agree that immediately upon the Company becoming listed on the NASDAQ Stock Market, I will serve as a member of the board of directors of the Company. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: June 27, 2025	Name: Francis Po Kiu Fong

Consent to Being Named as an Independent Director Nominee

In connection with the filing by MasterBeef Group (the “Company”) of the Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement and any and all amendments and supplements thereto. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Man Fai Danny Liu
Dated: November 7, 2024	Name: Man Fai Danny Liu

Consent to Being Named as an Independent Director Nominee

In connection with the filing by MasterBeef Group (the “Company”) of the Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement and any and all amendments and supplements thereto. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Hiu Wa Chan
Dated: November 7, 2024	Name: Hiu Wa Chan

Consent to Being Named as an Independent Director Nominee

In connection with the filing by MasterBeef Group (the “Company”) of the Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement and any and all amendments and supplements thereto. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ling Hoi Chan
Dated: November 7, 2024	Name: Ling Hoi Chan